UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 14, 2007

0-15898

(Commission File Number)

CASUAL MALE RETAIL GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	04-2623104
(State of Incorporation)	(IRS Employer Identification Number)

555 Turnpike Street, Canton, Massachusetts 02021

(Address of registrant’s principal executive office)

(781) 828-9300

(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17 CFR 240.13e-4(c))

ITEM 5.02	- DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS;
APPOINTMENT	OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On September 14, 2007, Casual Male Retail Group, Inc. (the “Company”) entered into an employment agreement (the “Employment Agreement”) with Jack R. McKinney, a Named Executive Officer in the Company’s 2007 Proxy Statement. The Employment Agreement remains in effect until terminated by either party. The Employment Agreement provides that Mr. McKinney will be paid a base salary at an annual rate of $245,700 and will be eligible to participate in the Company’s annual performance appraisal process. Pursuant to the Employment Agreement, Mr. McKinney will also be eligible to participate in the Company’s annual incentive plan and Long Term Incentive Plan.

The Employment Agreement provides that in the event that the executive officer’s employment is terminated by the Company at any time for any reason other than “justifiable cause” (as defined in the Employment Agreement), disability or death, the Company is required to pay the executive officer his then current salary for five months after the effectiveness of such termination. In the event the executive’s employment is terminated at any time during the twelve months following a Change in Control (as defined in the Employment Agreement) other than for “justifiable cause”, the Company shall pay the executive an amount equal to twelve months of base annual salary in effect at the time of the termination. Mr. McKinney has also agreed to maintain the confidentiality of the Company’s confidential information and not to compete with the Company while his Employment Agreement is in effect and for a period of two years thereafter.

This description of the Employment Agreement is fully qualified by reference to the Employment Agreement, which is attached to this report as Exhibit 10.1 and is incorporated herein by reference.

ITEM 7.01	- REGULATION FD DISCLOSURE

The Company will be presenting a slide presentation to various investment groups. A copy of the slides to be presented at those meetings is attached to this report as Exhibit 99.1, which slide presentation is incorporated by reference herein.

The slide presentation contained in the exhibit includes statements intended as “forward-looking statements,” which are subject to the cautionary statement about forward-looking statements set forth in the exhibit. The slide presentation is being furnished, not filed, pursuant to Regulation FD. Accordingly, the slide presentation will not be incorporated by reference into any registration statement filed by the Company under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference. The furnishing of the slide presentation is not intended to, and does not, constitute a determination or admission by the Company that the information in the slide presentation is material or complete, or that investors should consider this information before making an investment decision with respect to the Company.

ITEM 9.01	- FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit No.	Description
10.1	Employment Agreement dated September 14, 2007 between the Company and Jack R. McKinney

99.1	Presentation dated September 14, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CASUAL MALE RETAIL GROUP, INC.

By:	/s/ DENNIS R. HERNREICH
Name:	Dennis R. Hernreich
Title:	Executive Vice President and Chief Financial Officer

Date: September 17, 2007